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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 27, 2004
                                                         --------------

                        CONSUMERS FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)
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         Pennsylvania                    0-2616                  23-1666392
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(State or Other Jurisdiction     (Commission file Number)      (IRS Employer
     of Incorporation)                                       Identification No.)



                132 Spruce Street                         11516
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    (Address of Principal Executive Offices)           (Zip Code)



       Registrant's telephone number, including area code (516) 792-0900
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Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Current Report on Form 8-K filed by Consumers Financial Corporation (the "Registrant") on May 27, 2004 with respect to the termination of Marcum & Kliegman LLP as the independent auditors of the Company is hereby amended by correcting the date in the first sentence of said report from "May 21, 2003" to "May 21, 2004".

As indicated  below,  attached to this  Current  Report on Form 8-K/A as Exhibit
16.1 is the letter from Marcum & Kliegman LLP dated May 27, 2004 addressed to the Securities and Exchange Commission. The Registrant objects to the allegations made in said letter.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.


      (a)   Financial Statements. N/A
      (b)   Exhibits.

             Exhibit 16.1 - Letter from Marcum & Kliegman LLP dated May 27, 2004 addressed to the Securities and Exchange Commission

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CONSUMERS FINANCIAL CORPORATION



                                   By:    /s/ Donald J. Hommel
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                                          Donald J. Hommel
                                          President, Chief Executive Officer and
                                          Chief Financial Officer




Dated: June 1, 2004